SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): August 26, 2003

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16453	22-2748248

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1250 Northpoint Parkway
West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(561) 478-8770

Item 5. Other Events.

On August 26, 2003, HearUSA, Inc. (the “Company”) completed a transaction involving an exchange of its outstanding 1998 Convertible Preferred Stock for its newly designated 1998-E Series Convertible Preferred Stock. The Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein, publicly announcing the transaction.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

Exhibit No.	Description of Exhibit

4.1	Certificate of Designations, Preferences and Rights of 1998-E Series Convertible Preferred Stock of HearUSA, Inc.

10.1	Exchange Agreement by and between HearUSA, Inc., Zanett Lombardier Master Fund, LLC and The San Miguel Trust dated as of August 26, 2003.

99.1	Press release issued August 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARUSA, INC. (Registrant)

Date: August 28, 2003	By:	/s/ Stephen J. Hansbrough

Name: Stephen J. Hansbrough Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Certificate of Designations, Preferences and Rights of 1998 — E Series Convertible Preferred Stock of HearUSA, Inc.

10.1	Exchange Agreement by and between HearUSA, Inc., Zanett Lombardier Master Fund, LLC and The San Miguel Trust dated as of August 26, 2003.

99.1	Press release issued August 27, 2003.